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                                  Exhibit 10.7


                                 MUTUAL RELEASE

This Mutual Release (this "RELEASE"), dated as of May 17, 2002, is entered into by and among National Lampoon Acquisition Group LLC, a California limited liability company ("NLAG"), Daniel S. Laikin ("LAIKIN"), Paul Skjodt, Timothy S. Durham, Samerian LLP, an Indiana limited liability partnership, Diamond Investments, LLC, an Indiana limited liability company, Christopher R. Williams, Helen C. Williams, DW Leasing Company, LLC, an Indiana limited liability company, and Judy B. Laikin (each, a "NLAG PARTY", and, collectively, the "NLAG PARTIES"), James P. Jimirro ("JIMIRRO") and J2 Communications, a California corporation (the "COMPANY"). The NLAG Parties, Jimirro and the Company are each referred to individually in this Release as a "PARTY" and, collectively, as the "PARTIES."

1. DEFINITIONS Each of the following terms shall have the following meanings as used herein:

        (a) "CLAIMS" shall mean all claims, debts, liabilities, losses, demands, obligations, duties, liens, promises, acts, agreements, costs and expenses (including but not limited to costs of investigation and defense and reasonable attorneys' fees), damages (including actual, consequential and incidental damages, diminution in value, punitive and other damages calculated as a multiple of actual damages, penalties and fines), actions and causes of action, of whatever kind or nature, including without limitation claims for injunctive relief, whether arising under contract, tort, statute, regulation or by operation of law.

        (b) "COMPANY ACTION" shall mean that certain action pending in United States District Court for the Central District of California, Western Division, entitled J2 Communications vs. Daniel S. Laikin; Judy B. Laikin; Sidney J. Laikin; Paul Skjodt; Cynthia Skjodt; Christopher R. Williams; Helen C. Williams; Diamond Investment, LLC, An Indiana Limited Liability Company; DW Leasing Company, LLC; Samerian LLP; Carroll Edwards; Cooper L. Williams; Edward Kowlowski; John Swinehart; Timothy Durham; Gregory Sarkisian; Gary Perel; Debra Goldfarb; Hal Harlan; Errol Gerson; Charles Finkl; Reno R. Rolle; and Lenny Young, Case No. CV 01-10282-RMT (JTLx).

        (c) "DRAFT LAIKIN COMPLAINT" shall mean the draft complaint captioned "DANIEL S. LAIKIN, Plaintiff, vs. JAMES P. JIMIRRO, BRUCE P. VANN, JAMES FELLOWS, JOHN DE SIMIO, GARY COWAN, J2 COMMUNICATIONS, a California corporation, and DOES 1 though 10, inclusive, Defendants" transmitted by John C. Kirkland to Bruce P. Vann via electronic mail on or about December 6, 2001.

        (d) "INFORMATION" shall mean any and all information relevant to the Released Matters and the negotiation and execution of the Stock Purchase Agreement and the documents that are exhibits thereto and the consummation of the transactions contemplated thereby, including but not limited to the following categories of

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information: (a) facts regarding the identification and description of documents relevant to the matters and issues raised in the Released Matters and the negotiation and execution of the Stock Purchase Agreement and the documents that are exhibits thereto and the consummation of the transactions contemplated thereby; (b) facts and other information and advice regarding the transactions, events and claims raised in the Released Matters and the negotiation and execution of the Stock Purchase Agreement and the documents that are exhibits thereto and the consummation of the transactions contemplated thereby; (c) information, documents, advice and other communications obtained, developed and held by any of the Joint Advisors or NLAG Advisors (as applicable) in connection with, or as a result of, any of the transactions, events and claims raised in the Released Matters and the negotiation and execution of the Stock Purchase Agreement and the documents that are exhibits thereto and the consummation of the transactions contemplated thereby; (d) legal advice and other communications from and to counsel, whether in writing or given orally, in relation to or relevant to any of the Released Matters and the negotiation and execution of the Stock Purchase Agreement and the documents that are exhibits thereto and the consummation of the transactions contemplated thereby; and (e) all other documents, writings, billing records, communications, data and workpapers, whether in electronic form or otherwise in relation to or relevant to any of the Released Matters and the negotiation and execution of the Stock Purchase Agreement and the documents that are exhibits thereto and the consummation of the transactions contemplated thereby. For the avoidance of doubt, the term "documents" is used herein in its customary broad sense and includes (without limitation) any kind of printed, recorded, written, graphic or photographic matter (including tape recordings and computer data), however printed, produced, reproduced, coded or stored, of any kind or description, whether or not sent or received, including but not limited to reproductions, facsimiles, or drafts, and also includes (without limitation) papers, books, accounts, correspondence, reports, memoranda, e-mail, tapes, handwritten, typewritten, stenographic or dictated notes, invoices, computer printouts, disks, computer disks, compact disks, storage devices, digital storage devices, data or files saved on computer hard drives or computer networks, tapes, data, telex messages, work papers, telephone logs, diaries, desk calendars, and things similar to any of the foregoing.

        (e) "LERNER ACTION" shall mean that certain action pending in Superior Court of the State of California for the County of Los Angeles, entitled Lawrence D. Lerner v. J2 Communications and Does 1 through 10 inclusive, Case No. 01K-23006.

        (f) "LETTER AGREEMENT" shall mean the letter agreement, dated March 5, 2001, among the Company, Jimirro, Laikin and Paul Skjodt.

        (g) "JOINT ADVISORS" shall mean the law firms of Kelly, Lytton & Vann LLP, Latham & Watkins and Gibson, Dunn & Crutcher LLP and the investment banking firm of Batchelder & Partners, LP.

        (h) "NASDAQ DELISTING" shall mean the delisting of the Company's common stock from trading on the Nasdaq Small Cap Market on or about March 22, 2002 and all other matters related to the trading (or lack thereof) of the Company's securities on the public
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markets or any securities exchange.

        (i) "NLAG ACTION" shall mean that certain action pending in Superior Court of the State of California for the County of Los Angeles, entitled National Lampoon Acquisition Group, LLC, Daniel Laikin and Paul Skjodt v. J2 Communications, James P. Jimirro, et al., Case No. BC 262021.

        (j) "NLAG ACTION CROSS-COMPLAINT" shall mean the cross-complaint filed by the Company and Jimirro in response to the NLAG Action.

        (k) "NLAG ADVISORS" shall mean law firms of Leagre Chandler & Millard, LLP, Greenberg Traurig, LLP and the investment banking firm of GTH Capital.

        (l) "PROXY SOLICITATION" shall mean the proxy solicitation commenced by Laikin on or about August 11, 2000.

        (m) "RELATED PERSONS" shall mean, with respect to any Party to this Release, such Party's respective past and present successors, assigns, heirs, representatives, partners, members, affiliates, agents, employees, servants, executors, administrators, accountants, attorneys, family members and investigators, in any and all capacities and, as the case may be, controlling and/or controlled persons, stockholders, owners, officers, directors, insurers, subsidiaries (whether or not wholly-owned) and divisions, if any, of such Party, and each of such entity's respective past and present successors, assigns, heirs, representatives, partners, members, affiliates, agents, employees, servants, executors, administrators, accountants, attorneys and investigators, and, as the case may be, the controlling and/or controlled persons, stockholders, owners, officers, directors, insurers, subsidiaries (whether or not wholly-owned) and divisions, if any, of such entity; provided, however, that, for purposes of Sections 2(c), 2(f), 3(c), 3(f), 4(c) and 4(f), "NLAG Party's Related Persons" shall not include the law firm of Greenberg Traurig, LLP or the investment banking firm of GTH Capital, Inc. or their partners or employees.

        (n) "RELEASED MATTERS" shall mean any and all matters related to, which were asserted under, or which could have been asserted under, the: (i) the Company and its subsidiaries (including, without limitation, with respect to any individual, in respect of any such individual's relationship in all capacities to the Company and any of its subsidiaries); (ii) the Letter Agreement; (iii) the Proxy Solicitation; (iv) the Draft Laikin Complaint; (v) the NLAG Action;
(vi) the Lerner Action (vii) the Company Action; (viii) the NLAG Action Cross-Complaint (ix) the Nasdaq Delisting; and (x) the purchase, sale, voting or ownership, beneficial or otherwise, of any shares of capital stock of the Company; but excluding the Stock Purchase Agreement Transactions.

        (o) "STOCK PURCHASE AGREEMENT" shall mean the Preferred Stock and Warrant Purchase Agreement, dated as of April 25, 2002, as amended by the First Amendment to Preferred Stock and Warrant Purchase Agreement dated May 17, 2002, by and among the Company, NLAG and the other parties set forth on the schedule of purchasers attached thereto, including, without limitation, the schedules and exhibits thereto.
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        (p) "STOCK PURCHASE AGREEMENT TRANSACTIONS" shall mean the transactions contemplated by the Stock Purchase Agreement but excluding, for the avoidance of doubt, the transactions contemplated by this Release.

2. RELEASES.

        (a) For good and valuable consideration, the adequacy of which is hereby acknowledged, each NLAG Party hereby knowingly and voluntarily, on behalf of such NLAG Party and each such NLAG Party's Related Persons (it being expressly understood and agreed that for all purposes hereunder the Company shall be deemed not to be an NLAG Party Related Person), forever relieves, releases, and discharges the Company and each Company Related Person (it being expressly understood and agreed that for all purposes hereunder Jimirro shall be deemed not to be a Company Related Person) from any and all Claims which any NLAG Party and any NLAG Related Person now has, has ever had or may hereafter have against the Company and each Company Related Person on account of or arising out of any and all matters, causes or events occurring prior to and including the date hereof and relating in any way to the Released Matters.

        (b) For good and valuable consideration, the adequacy of which is hereby acknowledged, each NLAG Party hereby knowingly and voluntarily, on behalf of such NLAG Party and each such NLAG Party's Related Persons, forever relieves, releases, and discharges Jimirro and each Jimirro Related Person from any and all Claims which any NLAG Party and any NLAG Related Person now has, has ever had or may hereafter have against Jimirro and each Jimirro Related Persons on account of or arising out of any and all matters, causes or events occurring prior to and including the date hereof and relating in any way to the Released Matters.

        (c) For good and valuable consideration, the adequacy of which is hereby acknowledged, the Company hereby knowingly and voluntarily, on behalf of itself and each Company Related Person, forever relieves, releases, and discharges each NLAG Party and each such NLAG Party's Related Persons from any and all Claims which the Company and any Company Related Person now has, has ever had or may hereafter have against such NLAG Party and each such NLAG Party's Related Persons on account of or arising out of any and all matters, causes or events occurring prior to and including the date hereof and relating in any way to the Released Matters.

        (d) For good and valuable consideration, the adequacy of which is hereby acknowledged, the Company hereby knowingly and voluntarily, on behalf of itself and each Company Related Person, forever relieves, releases, and discharges Jimirro and each Jimirro Related Person from any and all Claims which the Company and any Company Related Person now has, has ever had or may hereafter have against Jimirro and each Jimirro Related Person on account of or arising out of any and all matters, causes or events occurring prior to and including the date hereof and relating in any way to the Released Matters, but excluding Claims on account of or arising out of that certain promissory note of Jimirro dated July 14, 1986.


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        (e) For good and valuable consideration, the adequacy of which is hereby acknowledged, the Company hereby knowingly and voluntarily forever relieves, releases, and discharges each Company Related Person (other than the Company's stockholders, owners and employees in their respective capacities as such) from any and all Claims which the Company and any other Company Related Person now has, has ever had or may hereafter have against such Company Related Person on account of or arising out of any and all matters, causes or events occurring prior to and including the date hereof and relating in any way to the Released Matters.

        (f) For good and valuable consideration, the adequacy of which is hereby acknowledged, Jimirro hereby knowingly and voluntarily, on behalf of himself and each Jimirro Related Person, forever relieves, releases, and discharges each NLAG Party and each such NLAG Party's Related Persons from any and all Claims which Jimirro and any Jimirro Related Person now has, has ever had or may hereafter have against each NLAG Party and each such NLAG Party's Related Persons on account of or arising out of any and all matters, causes or events occurring prior to and including the date hereof and relating in any way to the Released Matters.

        (g) For good and valuable consideration, the adequacy of which is hereby acknowledged, Jimirro hereby knowingly and voluntarily, on behalf of himself and each Jimirro Related Person, forever relieves, releases, and discharges the Company (except with respect to the obligations set forth on Schedule A hereto) and each Company Related Person from any and all Claims which Jimirro and any Jimirro Related Person now has, has ever had or may hereafter have against the Company (except with respect to the obligations set forth on Schedule A hereto) and each Company Related Person on account of or arising out of any and all matters, causes or events occurring prior to and including the date hereof and relating in any way to the Released Matters.

3. LITIGATION.

        (a) Each NLAG Party hereby knowingly, voluntarily and irrevocably covenants that each NLAG Party and each such NLAG Party's Related Persons shall
(i) refrain from, directly or indirectly (including without limitation by derivative action as a shareholder of the Company), asserting any claim or demand, or commencing, instituting, causing to be commenced or supporting, any claim, litigation, action or proceeding of any kind against the Company or any Company Related Person, based upon any matter relieved, released or discharged hereby, and (ii) not directly or indirectly cause the Company or any other entity or individual to commence, or to assist the Company or any such other entity or individual in the commencement of, any derivative action based on any Claims which the Company now has, has ever had or may hereafter have against any Company Related Person on account of or arising out of any matter relieved, released or discharged hereby, and, if such an action referred to in either clause (i) or (ii) has been or is commenced, such NLAG Party will not support such action and will use such NLAG Party's best efforts to cause such action to be dismissed with prejudice and withdrawn and, in the case of a derivative action, to cause the actions that are the subject thereof to be ratified and approved by the stockholders of the Company.
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        (b) Each NLAG Party hereby knowingly, voluntarily and irrevocably covenants that each NLAG Party and each such NLAG Party's Related Persons shall
(i) refrain from, directly or indirectly (including without limitation by derivative action as a shareholder of the Company), asserting any claim or demand, or commencing, instituting, causing to be commenced or supporting, any claim, litigation, action or proceeding of any kind against Jimirro or any Jimirro Related Person, based upon any matter relieved, released or discharged hereby, and (ii) not directly or indirectly cause the Company or any other entity or individual to commence, or to assist the Company or any such other entity or individual in the commencement of, any derivative action based on any Claims which the Company now has, has ever had or may hereafter have against Jimirro and any Jimirro Related Person on account of or arising out of any matter relieved, released or discharged hereby, and, if such an action referred to in either clause (i) or (ii) has been or is commenced, such NLAG Party will not support such action and will use such NLAG Party's best efforts to cause such action to be dismissed with prejudice and withdrawn and, in the case of a derivative action, to cause the actions that are the subject thereof to be ratified and approved by the stockholders of the Company.

        (c) The Company hereby knowingly, voluntarily and irrevocably covenants that the Company and each Company Related Persons shall (i) refrain from, directly or indirectly (including without limitation by derivative action as a shareholder of the Company), asserting any claim or demand, or commencing, instituting, causing to be commenced or supporting, any claim, litigation, action or proceeding of any kind against any NLAG Party or any such NLAG Party's Related Persons, based upon any matter relieved, released or discharged hereby, and (ii) not directly or indirectly cause the Company or any other entity or individual to commence, or to assist the Company or any such other entity or individual in the commencement of, any derivative action based on any Claims which the Company now has, has ever had or may hereafter have against any NLAG Party or any such NLAG Party's Related Persons on account of or arising out of any matter relieved, released or discharged hereby, and, if such an action referred to in either clause (i) or (ii) has been or is commenced, the Company will not support such action and will use its best efforts to cause such action to be dismissed with prejudice and withdrawn and, in the case of a derivative action, to cause the actions that are the subject thereof to be ratified and approved by the stockholders of the Company.

        (d) The Company hereby knowingly, voluntarily and irrevocably covenants that the Company and each Company Related Persons shall (i) refrain from, directly or indirectly (including without limitation by derivative action as a shareholder of the Company), asserting any claim or demand, or commencing, instituting, causing to be commenced or supporting, anyclaim, litigation, action or proceeding of any kind against Jimirro or any Jimirro Related Person, based upon any matter relieved, released or discharged hereby, and (ii) not directly or indirectly cause the Company or any other entity or individual to commence, or to assist the Company or any such other entity or individual in the commencement of, any derivative action based on any Claims which the Company now has, has ever had or may hereafter have against Jimirro or any Jimirro Related Person on account of or arising out of any matter relieved, released or discharged hereby, and, if such an action referred to in either clause (i) or
(ii) has been or is

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commenced, the Company will not support such action and will use its best efforts to cause such action to be dismissed with prejudice and withdrawn and, in the case of a derivative action, to cause the actions that are the subject thereof to be ratified and approved by the stockholders of the Company.

        (e) The Company hereby knowingly, voluntarily and irrevocably covenants that the Company and each Company Related Persons shall (i) refrain from, directly or indirectly (including without limitation by derivative action as a shareholder of the Company), asserting any claim or demand, or commencing, instituting, causing to be commenced or supporting, any claim, litigation, action or proceeding of any kind against any other Company Related Person (other than the Company's stockholders, owners and employees in their respective capacities as such), based upon any matter relieved, released or discharged hereby, and (ii) not directly or indirectly cause the Company or any other entity or individual to commence, or to assist the Company or any such other entity or individual in the commencement of, any derivative action based on any Claims which the Company now has, has ever had or may hereafter have against any other Company Related Person (other than the Company's stockholders, owners and employees in their respective capacities as such) on account of or arising out of any matter relieved, released or discharged hereby, and, if such an action referred to in either clause (i) or (ii) has been or is commenced, the Company will not support such action and will use its best efforts to cause such action to be dismissed with prejudice and withdrawn and, in the case of a derivative action, to cause the actions that are the subject thereof to be ratified and approved by the stockholders of the Company.

        (f) Jimirro hereby knowingly, voluntarily and irrevocably covenants that Jimirro and each Jimirro Related Persons shall (i) refrain from, directly or indirectly (including without limitation by derivative action as a shareholder of the Company), asserting any claim or demand, or commencing, instituting, causing to be commenced or supporting, any claim, litigation, action or proceeding of any kind against any NLAG Party or any such NLAG Party's Related Persons, based upon any matter relieved, released or discharged hereby, and (ii) not directly or indirectly cause the Company or any other entity or individual to commence, or to assist the Company or any such other entity or individual in the commencement of, any derivative action based on any Claims which the Company now has, has ever had or may hereafter have against any NLAG Party or any such NLAG Party's Related Persons on account of or arising out of any matter relieved, released or discharged hereby, and, if such an action referred to in either clause (i) or (ii) has been or is commenced, Jimirro will not support such action and will use its best efforts to cause such action to be dismissed with prejudice and withdrawn and, in the case of a derivative action, to cause the actions that are the subject thereof to be ratified and approved by the stockholders of the Company.

        (g) Jimirro hereby knowingly, voluntarily and irrevocably covenants that Jimirro and each Jimirro Related Persons shall (i) refrain from, directly or indirectly (including without limitation by derivative action as a shareholder of the Company), asserting any claim or demand, or commencing, instituting, causing to be commenced or supporting, any claim, litigation, action or proceeding of any kind against the Company or any

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Company Related Person, based upon any matter relieved, released or discharged hereby, and (ii) not directly or indirectly cause the Company or any other entity or individual to commence, or to assist the Company or any such other entity or individual in the commencement of, any derivative action based on any Claims which the Company now has, has ever had or may hereafter have against any Company Related Person on account of or arising out of any matter relieved, released or discharged hereby, and, if such an action referred to in either clause (i) or (ii) has been or is commenced, Jimirro will not support such action and will use its best efforts to cause such action to be dismissed with prejudice and withdrawn and, in the case of a derivative action, to cause the actions that are the subject thereof to be ratified and approved by the stockholders of the Company.

        (h) Each of the Parties shall, and shall cause their respective Related Persons to, immediately upon execution of this Release, file stipulated dismissals, with prejudice, of, and withdraw, all actions among them including, without limitation, the following:

        (i) the NLAG Action (including, for the avoidance of doubt, the NLAG Action Cross-Complaint); and (ii) the Company Action.

4. INDEMNIFICATION.

        (a) Without in any way limiting any of the rights and remedies otherwise available to the Company and any Company Related Person, each NLAG Party hereby agrees to defend, indemnify and hold harmless the Company and each Company Related Person from and against all Claims, including third party claims, arising directly or indirectly from, or in connection with, the assertion by or on behalf of such NLAG Party or any of such NLAG Party's Related Persons of any Claim on account of or arising out of any matter relieved, released or discharged hereby.

        (b) Without in any way limiting any of the rights and remedies otherwise available to Jimirro and any Jimirro Related Person, each NLAG Party hereby agrees to defend, indemnify and hold harmless Jimirro and each Jimirro Related Person from and against all Claims, including third party claims, arising directly or indirectly from, or in connection with, the assertion by or on behalf of such NLAG Party or any of such NLAG Party's Related Persons of any Claim on account of or arising out of any matter relieved, released or discharged hereby. (c) Without in any way limiting any of the rights and remedies otherwise available to each NLAG Party and any such NLAG Party's Related Persons, the Company hereby agrees to defend, indemnify and hold harmless each NLAG Party and each such NLAG Party's Related Persons from and against all Claims, including third party claims, arising directly or indirectly from, or in connection with, the assertion by or on behalf of the Company or any Company Related Person of any Claim on account of or arising out of any matter relieved, released or discharged hereby.

        (d) Without in any way limiting any of the rights and remedies otherwise available to Jimirro and any Jimirro Related Persons, the Company hereby agrees to defend, indemnify and hold harmless Jimirro and each Jimirro Related Person from and against all Claims, including third party claims, arising directly or indirectly from, or in connection with, the assertion by or on behalf of the Company or any Company Related Person of any Claim on account of or arising out of any matter relieved, released or discharged hereby.

        (e) Without in any way limiting any of the rights and remedies otherwise available to any Company Related Person, the Company hereby agrees to defend, indemnify and hold harmless each Company Related Person (other than the Company's stockholders, owners and employees in their respective capacities as such) from and against all Claims, including third party claims, arising directly or indirectly from, or in connection with, the assertion by or on behalf of the Company or any of the other Company Related Persons of any Claim on account of or arising out of any matter relieved, released or discharged hereby.

        (f) Without in any way limiting any of the rights and remedies otherwise available to each NLAG Party and any such NLAG Party's Related Persons, Jimirro hereby agrees to defend, indemnify and hold harmless each NLAG Party and each such NLAG Party's Related Persons from and against all Claims, including third party claims, arising directly or indirectly from, or in connection with, the assertion by or on behalf of Jimirro or any Jimirro Related Persons of any Claim on account of or arising out of any matter relieved, released or discharged hereby.

        (g) Without in any way limiting any of the rights and remedies otherwise available to the Company and any Company Related Person, Jimirro hereby agrees to defend, indemnify and hold harmless the Company and each Company Related Person from and against all Claims, including third party claims, arising directly or indirectly from, or in connection with, the assertion by or on behalf of Jimirro or any Jimirro Related Persons of any Claim on account of or arising out of any matter relieved, released or discharged hereby.

        (h) A Party obligated to defend a person or entity in accordance with
(a) through (g) of this Section 4 shall defend the person or entity at the Party's expense and the person or entity entitled to be defended shall have the right to participate in the defense at the person's or entity's own expense.

        5. GENERAL RELEASE; WAIVER OF RIGHTS. These releases cover both claims that the Parties and their respective Related Persons know about or suspect and those that the Parties and their respective Related Persons may not know about or suspect. Each of the Parties, on such Party's own behalf and on behalf of such Party's Related Persons, expressly waives all rights afforded by any statute (such as Section 1542 of the Civil Code of the State of California ("SECTION 1542")), or common law principles of the same or similar effect, which limits the effect of a release with respect to unknown claims. Each of the Parties, on such Party's own behalf and on behalf of each of such Party's Related Persons, understand the significance of such release of unknown claims and the waiver of statutory protection against a release of unknown claims (such as under Section 1542). Section 1542 states as follows:
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        A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT
        KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Notwithstanding the provisions of Section 1542, each Party, on such Party's own behalf and on behalf of each of such Party's Related Persons, expressly acknowledges that the releases set forth herein are intended to include all claims released hereby, both known and unknown.

6. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the Parties agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations, to consummate and make effective the releases and other actions contemplated hereby, including executing any further documentation to effectuate such releases, to obtain all necessary waivers, consents, and approvals, and to effect all necessary registrations and filings.

7. GOVERNING LAW; ENTIRE AGREEMENT; COUNTERPARTS. This Release shall be governed by, and construed in accordance with, the internal law of the State of California, without regard to conflicts of laws. This Release and the Stock Purchase Agreement, including the schedules and exhibits thereto, constitute the entire agreement among the parties with respect to the matters referred to herein and therein and supersede any prior negotiations, understandings or agreements with respect thereto. This Release may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

8. THIRD PARTY BENEFICIARIES. Each NLAG Related Person, each Company Related Person and each Jimirro Related Person shall be deemed to be a third party beneficiary of this Agreement.

9. ACKNOWLEDGEMENT OF JOINT DEFENSE.

        (a) Each of the Parties hereto agrees and acknowledges that, (i) prior to the date hereof, Jimirro and the Company (acting through both its Board of Directors and the Special Committee of the Board of Directors formed on August 18, 2000), on the one hand, and the various NLAG Parties, on the other hand, were on opposing sides with respect to many of the Released Matters and certain related matters, (ii) Jimirro and the Company (acting through both its Board of Directors and the Special Committee of the Board of Directors) on the one hand, and certain of the NLAG Parties, on the other hand, retained attorneys and other advisors to assist them with respect to the Released Matters and certain related matters and in the negotiation of the transactions contemplated by the Stock Purchase Agreement and the documents that are exhibits thereto, (iii) the Joint Advisors were engaged by the Company or Jimirro and the NLAG Advisors were engaged by one or more of the NLAG Parties, (iv) in order for the transactions contemplated by the Stock Purchase Agreement and the documents that are exhibits thereto to be consummated, it has been desirable for the Company, Jimirro and the Joint Advisors to work cooperatively in connection with the Released Matters and certain related matters and in the negotiation of such transactions, (v) in order for the transactions contemplated by the Stock Purchase Agreement and the documents that are exhibits thereto to be consummated, it has been desirable for the NLAG Parties and the NLAG Advisors to work cooperatively in connection with the Released Matters and certain related matters and in the negotiation of such transactions, (vi) in connection with their engagements, the Joint Advisors have shared Information amongst themselves and their respective clients which was and is intended to be treated as confidential and not disclosed to any other person or entity, (vii) in connection with their engagements, the NLAG Advisors have shared Information amongst themselves and their respective clients which was and is intended to be treated as confidential and not disclosed to any other person or entity, and (viii) it is in the best interest of each of the Parties that all such Information shared by Jimirro, the Company and the Joint Advisors, on the one hand, and the NLAG Parties and the NLAG Advisors, on the other hand, in each case in connection with the Released Matters and certain related matters and in the negotiation of the transactions contemplated by the Stock Purchase Agreement and the documents that are exhibits thereto remain confidential after the consummation of such transactions and not disclosed other than internally among such applicable group.

        (b) Each of the NLAG Parties hereto covenants and agrees, on its own behalf and on behalf of its Related Persons (i) that the NLAG Parties and their Related Persons shall not seek to obtain or to have disclosed any Information of or shared between Jimirro, the Company and/or the Joint Advisors, or encourage, assist, cause or permit any other person or entity to do so on their behalf or otherwise take any steps designed to obtain access to such Information for themselves, their Related Persons or the Company, and (ii) that the NLAG Parties and their Related Persons shall at all times cooperate with the efforts of Jimirro, the Company and the Joint Advisors, and shall use their commercially reasonable efforts in the course of such cooperation, to cause the confidentiality of all Information of or shared among Jimirro, the Company and/or the Joint Advisors to be maintained.

        (c) Each of Jimirro and the Company covenants and agrees, on its own behalf and on behalf of its Related Persons (i) that neither they nor their Related Persons shall seek to obtain or to have disclosed any Information of or shared between the NLAG Parties and/or the NLAG Advisors, or encourage, assist, cause or permit any other person or entity to do so on their behalf or otherwise take any steps designed to obtain access to such Information for themselves or their Related Persons, and (ii) that they and their Related Persons shall at all times cooperate with the efforts of the NLAG Parties and the NLAG Advisors, and shall use their commercially reasonable efforts in the course of such cooperation, to cause the confidentiality of all Information of or shared among the NLAG Parties and/or the NLAG Advisors to be maintained.

        (d) Each of the Parties hereto agrees and acknowledges, on its own behalf and on behalf of its Related Persons, that for the purposes of this
Section 9, from and after the
date hereof, the Company will be considered and treated as a third party and at and after such time the prior written consent of each of James P. Jimirro, and each of the Joint Advisors shall be required for any disclosure of Information by any of Jimirro, the Company or the Joint Advisors to the Company (from and after the date hereof) or any member of the Board of Directors of the Company or to any officer, employee, agent, affiliate or representative of the Company. From and after the date hereof, the Company will at all times take all actions that may be desirable or required to cause the confidentiality of all Information of or shared among Jimirro, the Company and/or the Joint Advisors to be maintained and will not permit the disclosure of any such Information other than in conformity with this Section 9(d). Each of the Parties hereby agrees, on its own behalf and on behalf of its Related Persons, that the failure of Jimirro or any of the Joint Advisors to provide any such consent will not be a breach of any duty owed by any of such persons to any other person.



                                      * * *

        IN WITNESS WHEREOF, the parties have caused this Release to be executed as of the date first set forth above.


                             NATIONAL LAMPOON ACQUISITION GROUP LLC


                             By:
                                -------------------------------------------
                             Name: Daniel S. Laikin
                             Title: Managing Member



                             ----------------------------------------------
                             DANIEL S. LAIKIN


                             ----------------------------------------------
                             PAUL SKJODT


                             ----------------------------------------------
                             TIMOTHY S. DURHAM


                             SAMERIAN LLP


                             By:
                                -------------------------------------------
                             Name: Paul Skjodt
                             Title: General Partner


                             By:
                                -------------------------------------------
                             Name: Cindy Skjodt
                             Title: General Partner

                             DIAMOND INVESTMENTS, LLC


                             By:
                                -------------------------------------------
                             Name: Timothy S. Durham
                             Title: Managing Member

                             ----------------------------------------------
                             CHRISTOPHER R. WILLIAMS


                             ----------------------------------------------
                             HELEN C. WILLIAMS


                             DW LEASING COMPANY, LLC


                             By:
                                -------------------------------------------
                             Name: Timothy S. Durham
                             Title: Managing Member


                             ----------------------------------------------
                             JUDY B. LAIKIN


                             ----------------------------------------------
                             JAMES P. JIMIRRO


                             J2 COMMUNICATIONS


                             By:
                                -------------------------------------------
                             Name: James P. Jimirro
                             Title: President

                                   SCHEDULE A

                 SCHEDULE OF EXCLUDED MATTERS FROM SECTIONS 2(g)


1.      The Stock Purchase Agreement Transactions.

2. All salary and compensation earned by Jimirro since the date of the end of the last pay period of Jimirro immediately preceding the date of execution of this Release, provided that One Million One Hundred Thousand Dollars ($1,100,000) shall have been duly paid to Jimirro in connection with the Stock Purchase Agreement Transactions.

3. The obligation of the Company to pay to the Internal Revenue Service, any State tax collection authority and/or any other relevant entity or authority all amounts withheld from Jimirro's salary or compensation in respect of (a) Federal and/or State taxes, (b) Social Security, (c) Federal Medicare, (d) any State Disability Insurance and (e) any other required withholdings.

4. All amounts in respect of accrued vacation, holiday and/or sick leave of Jimirro.

5. All and any rights to indemnification of Jimirro by the Company pursuant to (a) the Jimirro Indemnity Agreement (as defined in the Stock Purchase Agreement), (b) the Company's Articles of Incorporation and bylaws and
        (c) applicable law.

6. All rights of Jimirro under all outstanding stock option agreements that survive the Closing.